UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2004



                             ADSOUTH PARTNERS, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                 0-33135                          68-0448219
        (Commission File Number)     (I.R.S. Employer Identification No.)


        299 W. Camino Gardens Dr., Suite 200, Boca Raton, Florida  33432
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (561) 470-0410


                                 NOT APPLICABLE

   (Former name,  former address and former fiscal year, if changed since last report)

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                                TABLE OF CONTENTS

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ITEM  5:  OTHER  EVENTS                                                       1


SIGNATURES                                                                    1


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ITEM  5.  OTHER  EVENTS.


On March 19, 2004, the Registrant issued a press release which announced the recent elections of John Cammarano and Gary Hohman as its new President and Chief Operating Officer, respectively. Further, the press release stated information regarding the Chicago Housewares Show that will be attended by Mr. Cammarano in order to help launch the Registrant's Derma Fresh Microdermabrasian System into the retail market place with several major retailers. A copy of this press release has been attached as an exhibit to this report and is incorporated by reference herein.


Exhibit  No.  Description.

99.4          Press  Release  issued  by  Registrant  on  March  19,  2004.



SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March  22,  2004.                              ADSOUTH  PARTNERS,  INC.

                                                        /s/ John  Cammarano
                                                        ------------------------
                                                        (Registrant)
                                                        John  Cammarano
                                                        President


EXHIBIT  INDEX

Exhibit  No.  Description.

99.4          Press  Release  dated  March  19, 2004 issued by Adsouth Partners,
Inc.

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